[NEW WEST EYEWORKS, INC.                                         EXHIBIT 10.25
LETTERHEAD]

                                December 19, 1996



Mesirow Capital Partners II
Mesirow Capital Partners III
Mesirow Capital Partners IV
Mesirow Capital Partners V
Mesirow Capital Partners VI
c/o Mesirow Venture Capital
350 North Clark Street
Chicago, Illinois 60610

Attention:  William P. Sutter, Jr.

         Re:      NOTICE OF REGISTRATION OF COMMON STOCK

Dear Mr. Sutter:

         New West Eyeworks, Inc., a Delaware corporation (the "Company"), hereby gives notice that it intends to file a Registration Statement on Form S-2 (the "Registration Statement") with the Securities and Exchange Commission ("SEC") in connection with a proposed underwritten public offering (the "Offering") of shares of its Common Stock, $0.01 par value ("Common Stock"). Because of the federal securities law, the Company requests that you keep the Offering and the other matters discussed herein in the strictest confidence.

         The Company intends to offer 1.0 million shares of Common Stock at a price to the public that is expected to be approximately $7.25 per share. The net proceeds of the Offering will be used to reduce debt, to fund the growth of the Company and for general corporate purposes.

REGISTRATION RIGHTS
         This notice is delivered pursuant to (i) Section 2(a) of the Registration Rights Agreement between the Company, Mesirow Capital Partners II, Mesirow Capital Partners III, Mesirow Capital Partners IV and Mesirow Capital Partners V, dated August 5, 1988, as amended (the "1988 Agreement"), and (ii)
Section 3(a) of the Amended and Restated Registration Rights Agreement (together with the 1988 Agreement, the "Agreements") by and between the Company and Mediq Investment Services, Inc., from which Mesirow Capital Partners VI (together with Mesirow Capital Partners II, Mesirow Capital Partners III, Mesirow Capital Partners IV and Mesirow Capital Partners V, the "Mesirow Entities") purchased certain shares of Common Stock.

         Prior to our initial filing of the Registration Statement with the SEC in late December 1996, we would like to confirm the number of shares, if any, you wish to include in the Offering pursuant to the terms


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Mesirow Capital Partners II
Mesirow Capital Partners III
Mesirow Capital Partners IV
Mesirow Capital Partners V
Mesirow Capital Partners VI
December 19, 1996
Page 2
----------------------------


of the Agreements. The Company hereby agrees to include in the Offering, the number of shares indicated by you on the last page of the enclosed copy of this letter, subject to the terms of the Agreements.

PREFERRED STOCK
         Pursuant to the terms of Article 4.4(d)(i) of the Company's Restated Certificate of Incorporation, which contains the terms of the Company's Preferred Stock, (the "Preferred Stock") of which the Mesirow Entities collectively hold 3,300 shares of Series A and 1,500 shares of Series B, the Company is required to reserve and keep available out of its authorized but unissued shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Preferred Stock (the "Reservation Requirement"). Because the Company's authorized capital stock is insufficient to meet all of the Company's reservation requirements and to complete the Offering, the Company hereby requests that the Mesirow Entities waive the Reservation Requirement with respect to the Preferred Stock they hold. Upon execution hereof, the shares subject to the Reservation Requirement shall no longer be reserved. In consideration for the foregoing waiver, the Company shall use its best efforts to seek stockholder approval of a charter amendment (the "Charter Amendment") that will increase the Company's authorized capital stock at its annual meeting of stockholders, to be held in 1997. The undersigned agrees that upon effectiveness of the Charter Amendment, the Reservation Requirement waived hereby shall be reinstated in full force and the shares of Common Stock shall again be reserved. In consideration for the foregoing, it is understood that the Mesirow Entities hereby commit (i) to vote all of their shares of Company Common Stock in favor of the Charter Amendment and (ii) not to convert their shares of Preferred Stock until effectiveness of Charter Amendment.

WARRANT
         Pursuant to the terms of Section 1E of the Warrant to Purchase Common Stock of the Company issued on June 10, 1996 (the "Warrant"), the Company is required to reserve and keep available out of its authorized but unissued shares of Common Stock, the number of shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Reservation Requirement"). The Company therefore further requests that you waive the Warrant Reservation Requirement. Upon execution hereof, the shares subject to the Warrant Reservation Requirement shall no longer be reserved. The undersigned agrees that upon effectiveness of the charter amendment described above in connection with the Preferred Stock, the Reservation Requirement waived hereby shall be reinstated in full force and the shares of Common Stock subject thereto shall again be reserved.

         The Company further requests that the Warrant be amended to delete
Section 2A in its entirety.




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Mesirow Capital Partners II
Mesirow Capital Partners III
Mesirow Capital Partners IV
Mesirow Capital Partners V
Mesirow Capital Partners VI
December 19, 1996
Page 3
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         Please indicate your agreement to the foregoing by completing the last page hereof and signing and dating the enclosed copy of this letter and returning it to me no later than December 23, 1996.

                                                Very truly yours,

                                                NEW WEST EYEWORKS, INC.


                                                By: /s/ Ronald E. Weinberg
                                                    ----------------------------
                                                        Ronald E. Weinberg
                                                        Chairman of the Board

The undersigned Mesirow Entities hereby agree to the foregoing.



MESIROW CAPITAL PARTNERS II                     MESIROW CAPITAL PARTNERS III

By: /s/   WP Sutter Jr.                         By: /s/ WP Sutter Jr.
   ---------------------------                      ----------------------------
      William P. Sutter, Jr.                          William P. Sutter, Jr.

MESIROW CAPITAL PARTNERS III                    MESIROW CAPITAL PARTNERS IV

By:                                             By: /s/ WP Sutter Jr.
   ---------------------------                      ----------------------------
      William P. Sutter, Jr.                          William P. Sutter, Jr.

MESIROW CAPITAL PARTNERS V                      MESIROW CAPITAL PARTNERS VI


By: /s/ WP Sutter Jr.                           By: /s/ WP Sutter Jr.
   ---------------------------                      ----------------------------
      William P. Sutter, Jr.                          William P. Sutter, Jr.



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MESIROW CAPITAL PARTNERS II ELECTION
-----------------------------------
         On this 20th day of December 1996, Mesirow Capital Partners II elects:

         [ ]      Not to include any shares of its Common Stock in the Offering;
                  or
         [x] To include 171,161 shares of its Common Stock in the Offering. (Certificate Number NW0008)

MESIROW CAPITAL PARTNERS III ELECTION
-----------------------------------
         On this 20th day of December 1996, Mesirow Capital Partners III elects:

         [ ]      Not to include any shares of its Common Stock in the Offering;
                  or
         [x] To include 198,220 shares of its Common Stock in the Offering. (Certificate Number NW0009)

MESIROW CAPITAL PARTNERS IV ELECTION
-----------------------------------
         On this 20th day of December 1996, Mesirow Capital Partners IV elects:

         [ ]      Not to include any shares of its Common Stock in the Offering;
                  or
         [x] To include 169,875 shares of its Common Stock in the Offering. (Certificate Number NW0010)

MESIROW CAPITAL PARTNERS V ELECTION
-----------------------------------
         On this 20th day of December 1996, Mesirow Capital Partners V elects:

         [ ]      Not to include any shares of its Common Stock in the Offering;
                  or
         [x] To include 60,762 shares of its Common Stock in the Offering. (Certificate Number NW0012) (portion)

MESIROW CAPITAL PARTNERS VI ELECTION
------------------------------------
         On this 20th day of December 1996, Mesirow Capital Partners V elects:

         [x]      Not to include any shares of its Common Stock in the Offering;
                  or
         [ ] To include ___________ shares of its Common Stock in the Offering. (Certificate Number ___________)

MESIROW CAPITAL PARTNERS II                      MESIROW CAPITAL PARTNERS III

By: /s/ WP Sutter Jr.                            By:    /s/ WP Sutter Jr.
   ---------------------------                      ---------------------------
      William P. Sutter, Jr.                           William P. Sutter, Jr.

MESIROW CAPITAL PARTNERS III                     MESIROW CAPITAL PARTNERS IV

By:                                              By: /s/ WP Sutter Jr.
   ---------------------------                      ---------------------------
      William P. Sutter, Jr.                           William P. Sutter, Jr.

MESIROW CAPITAL PARTNERS V                       MESIROW CAPITAL PARTNERS VI

By:   /s/ WP Sutter Jr.                          By: /s/ WP Sutter Jr.
   ---------------------------                      ---------------------------
      William P. Sutter, Jr.                           William P. Sutter, Jr.